SERVICE AGREEMENT BETWEEN TRUCKSTOPS DIRECT AND SIRICOMM, INC

This Agreement entered into this 31ST day of July 2006 between **SiriCOMM, Inc.** ("SiriCOMM"), a Delaware corporation having its principal place of business at 4710 E. 32nd Street, Joplin, Missouri 64804, and **Truckstops Direct, Inc.** ("TSD"), having its principal place of business at 15 South Railroad Street, Myerstown, PA 17607.

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WHEREAS, SiriCOMM is in the process of developing a wireless network of hot spots ("SiriCOMM Wi-Fi Hot Spot") for the commercial transportation industry market that will allow users to connect to the SiriCOMM network through wireless transmission and receiving equipment installed in strategic locations that will include, but not be limited to, travel centers, trucking company domiciles and weigh stations.

NOW THEREFORE, for and in consideration of the premises, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

1. **Term**. The "Initial Term" shall begin on the date hereof, (the "Effective Date"), and end upon the completion of 60-months. The Agreement will be automatically extended ("Extended Term") on a year-to-year basis upon the expiration of the Initial Term, unless either party has delivered written notice of its intent to terminate the Agreement at least ninety (90) days prior to the end of the Initial Term. Either party may terminate this Agreement during the Extended Term upon sixty (60) days prior written notice. Term shall mean the Initial Term and the Extended Term.

2. **Infrastructure.** SiriCOMM shall be responsible for installation of the hardware necessary to provide the SiriCOMM Wi-Fi Hot Spot at TSD member truck stop locations that have a minimum of 50 paved parking spaces for the network service. If the truck stop that does not meet the 50 paved parking space requirement is adjacent to or within wireless range of another SiriCOMM Hot Spot, the company may "bridge" the site to provide access on the property. Components at each location shall include: a two-way VSAT dish with receiver/transmitter (1.2 or 1.8 meters in diameter depending on geographic location), satellite router, remote server, wireless transmission equipment including Wireless-Fidelity (Wi-Fi) access points, wiring, and all other necessary equipment and software (the "Equipment") to render the network serviceable. Wi-Fi coverage will be adequate to provide service to the public to include inside the restaurant, mall area, and the parking lot unless technically prohibitive.

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3. **Acceptable Use**. SiriCOMM's wireless network may only be used for lawful purposes. Transmission of any material in violation of any Federal, state or local regulation is prohibited. This includes without limitation material protected by trade secret, copyrighted material, and material legally judged threatening or obscene, any access to and use of other networks connected to SiriCOMM, including the Internet, must comply with the rules and behavior guidelines of that network. SiriCOMM will cooperate with appropriate law enforcement agencies and other parties involved in investigating claims of illegal or inappropriate activity. SiriCOMM reserves the right to disclose customer information to the extent authorized by federal surveillance statutes.

4. **Installation.** It is anticipated between the parties that network installation shall commence on or about a date to be mutually agreed upon following the execution of this Agreement. The details will be mutually agreed upon following a meeting to discuss the process and timeframe to deploy the network. The TSD member facility will be responsible for installation labor cost of a "standard installation" not to exceed $900.00 for each installation.

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5. **Equipment Ownership.** TSD member acknowledges that the Equipment shall at all times remain the property of SiriCOMM and agrees not to adjust, operate, modify, move, or affect in any way the Equipment without prior approval or by request from SiriCOMM.

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6. **Operations.** SiriCOMM will be responsible for the activities of the Network Operations Center (NOC) at its sole expense. The NOC activities shall include 24/7 monitoring of the service and the customer service center. The 24x7 customer service number is 800-851-6952. Should maintenance personnel be necessary at a TSD member facility, such maintenance shall be dispatched within 48-regular business hours at the sole responsibility of SiriCOMM.

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7. **On-Site Tasks.** Situations may arise that require on-site attention. If SiriCOMM is unable to coordinate timely on-site maintenance, SiriCOMM may call upon third party contractors to perform required tasks. In the event SiriCOMM has to make use of third party contractors, the complete task will be monitored and supported at all times by SiriCOMM technical staff. TSD member agrees that store personnel will provide reasonable assistance to SiriCOMM support personnel with troubleshooting issues such as checking cable and power connections and powering equipment on and off if necessary.

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8. **Connectivity.** SiriCOMM will be responsible for providing necessary data access at each location at its sole expense.

9. **Facility Access.** TSD mmeber will assure to SiriCOMM reasonable access to its truck stop facilities to install and maintain the Equipment. SiriCOMM will install a VSAT dish on the facility roof (where applicable) and will install its VSAT router, server and wireless transmission equipment inside the facility in such manner that the installation is unobtrusive to TSD member employees and customers. SiriCOMM agrees that it will operate its equipment in a manner that will not interfere with TSD member's existing communication systems, or the existing equipment of any other tenant sharing the use of this location, and TSD member covenants with SiriCOMM that it shall not permit the location of any equipment upon the premises that would provide harmful interference with SiriCOMM equipment. TSD member shall require that all future operators designed to use this location will first coordinate with SiriCOMM to ensure that their frequencies and antenna locations will be compatible with SiriCOMM's so to prevent future harmful interference. If SiriCOMM cannot satisfactorily eliminate such interference, then TSD member will not allow the radio operator to place radio equipment on the premises.

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10. **Power Back-up.** TSD member will provide power consistent with the local provider and will provide power backup and protection of the equipment.

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11. **Emergency Network Service.** SiriCOMM shall provide at TSD member emergency network service access (redundancy/failover) as stand-in for TSD member's

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terrestrial data network when/if the network has an outage. TSD member will be responsible for all costs associated with developing such redundancy to include, software and/or hardware that is necessary to enable the redundant network capability. The redundancy provided by SiriCOMM will be limited to facilities outfitted with the entire network configuration installed at the site and for a reasonable amount of time, not to exceed a 24-hour period for TSD member's terrestrial based network to be repaired and all services transitioned back to the original form. In the case of a catastrophic event, SiriCOMM will provide said service for up to 1-day (24-hours). TSD and SiriCOMM agree to an annual review of outages and cost associated with providing service so to identify extraordinary cost in providing said service. TSD and SiriCOMM agree to negotiate in good faith a mutually equitable remedy if either party is unfairly bearing the burden of cost relative to this service.

12. Signage. TSD, to the extent it may legally do so and is esthetically within TSD member's standards, will make available visible space at each of its facilities that agree prior to execution of the agreement and/or network installation for SiriCOMM to present signage and/or other marketing materials related to SiriCOMM services and network access. Such signage must be present at all times and reasonably maintained by the facility.

13. Marketing. TSD and SiriCOMM will jointly develop and execute mutually beneficial marketing, communications, and promotional activities. Such activities will consist of direct telephone and mail marketing, direct print advertising in trade journals, Internet advertising, public and media relations, third party industry analyst briefings and relations, and select trade conference activities. SiriCOMM may reference TSD facilities in marketing literature with prior TSD review and approval of such usage. The cost of the materials will be the responsibility of the party that is requesting the permission and/or providing the service unless otherwise agreed upon in writing by both parties.

14. Hyperlinks. TSD and SiriCOMM shall enter into a Hyperlink Agreement as may be agreed through good faith negotiations of the parties through which TSD will provide on its Website a link to SiriCOMM's Website and SiriCOMM will provide on its Website a link to TSD Website;

15. Consideration.

15.1 TSD member will receive commission payments through the SiriCOMM reseller program from Coinstar. TSD member will resell SiriCOMM's InTouch service (Internet access) at the register and then Coinstar will manage the funds distribution process between TSD member and Coinstar accordingly. The facility must participate in the program with Coinstar prior to executing an agreement with SiriCOMM, hence prior to network installation.

15.2 It is anticipated by SiriCOMM and TSD that, from time to time, they may cooperate to develop new travel center-related software applications to be launched across the VSAT network. The parties agree to negotiate in good faith specific revenue sharing provisions for such developments using factors such as design and development cost, bandwidth requirement, etc., to determine revenue sharing.

16. Termination for Cause. Either party may terminate this Agreement for

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Cause. "Cause" shall mean a breach by the other party of any material provision of this Agreement, provided that written notice of the breach has been given to the breaching party, and the breach has not been cured within sixty (60) days after delivery of such notice. SiriCOMM agrees to remove all equipment listed above from the TSD member facilities within 120 days of agreement termination. The expense of equipment removal will be the responsibility of the party in breach of the agreement.

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17. Confidential Information. Commencing on the Effective Date and continuing for a period of 120-days from the termination of this Agreement, each party shall protect as confidential, and shall not disclose to any third party, any Confidential Information received by the disclosing party or otherwise discovered by the receiving party during the term of this Agreement, including, but not limited to, the pricing and terms of this Agreement, and any information relating to the technology, business affairs, and marketing or sales plans (collectively the "Confidential Information"). The parties shall use Confidential Information only for the purpose of this Agreement. The foregoing restrictions on use and disclosure of Confidential Information do not apply to Information that: (a) is in the possession of the receiving party at the time of its disclosure and is not otherwise subject to obligations of confidentiality: (b) is or becomes publicly known, through no wrongful act or omission of the receiving party; (c) is received without restriction from a third party free to disclose it without obligation to the disclosing party; (d) is developed independently by the receiving party without reference to the Confidential Information or (e) is required to be disclosed by law, regulation, or court or governmental order.

18. Assignment. Neither party may assign this Agreement or any of its rights hereunder without the prior written consent of the other party, which consent shall not be unreasonably withheld.

19. Service Marks, Trademarks and Publicity. Neither party shall: (a) use any service mark or trademark of the other party; or (b) refer to the other party in connection with any advertising, promotion, press release or publication unless it obtains the other party's prior written approval.

20. Notice. All notice hereunder shall be in writing and either transmitted via overnight courier, electronic mail, hand delivery or certified or registered mail, postage prepaid and return receipt requested to the parties at the addresses provided on page 1. Notices will be deemed to have been given when received.

21. Entire Agreement. This Agreement (and any Attachments and other documents incorporated herein by reference) constitutes the entire agreement between the parties with respect to its subject matter and supersedes all other representations, understandings or agreements that are not expressed herein, whether oral or written. Except as otherwise set forth herein, no amendment to this Agreement shall be valid unless in writing and signed by both parties.

22. Dispute Resolution. Any dispute or claim in law or equity arising out of this Agreement shall be decided by binding arbitration held in and in accordance with the applicable rules of the American Arbitration Association, and shall be heard in the state of Missouri. Judgment upon any award rendered may be entered in any court having

jurisdiction. The parties shall have the right of discovery in accordance with the laws of the state wherein such arbitration is to be heard. The filing of a judicial action to enable the recording of a notice pending action, for order of attachment, receivership, injunction or other provisional remedies, shall not constitute waiver of the right to arbitrate under this provision. Should either party seek to enforce the provision of this memorandum or any arbitration award against the other, the prevailing party shall be entitled to an award of reasonable attorney's fees, arbitration filing and forum costs and court cost incurred.

23. **Warranties.** EXCEPT AS EXPRESSLY STATED IN THIS AGREEMENT, NEITHER PARTY MAKES ANY REPRESENTATIONS OR WARRANTIES, EXPRESS OR IMPLIED, AND SIRICOMM MAKES NO REPRESENTATIONS OR WARRANTIES REGARDING THE EQUIPMENT, INCLUDING BUT NOT LIMITED TO AN IMPLIED WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE. Neither party will be liable to the other party for any indirect, special, punitive or consequential damages, including but not limited to damages based on loss of service, revenue, profits or business opportunities.

24. **Indemnities.** SiriCOMM shall repair any damage to the Premises caused by SiriCOMM, its employees, or its agents. SiriCOMM shall hold harmless and indemnify TSD member from and against any and all losses or damages (including reasonable attorneys' fees) arising from or with respect to our installation, maintenance, operation or removal of the Equipment, except to the extent caused by negligent or intentional acts or omissions, of TSD member or its agents or its employees. TSD member will reimburse SiriCOMM for all costs to repair or replace any Equipment damaged by TSD member, its agents, or its employees.

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25. **Successors and Assigns.** The benefits and obligations of this Agreement shall inure to and be binding upon the successors, assigns, heirs, and personal representative of the parties.

26. SiriCOMM agrees to allow individual TSD locations to utilize up to two (2) in-house computers for the purpose of business related transactions only on to the SiriCOMM network without charge including their POS register system. It is understood that any cost associated with said integration and equipment regarding the member locations POS or in-house computer systems will solely be at the member facilities expense.

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In Witness Whereof, the parties have executed this Agreement through their duly authorized representatives as of the date first written above.

Truckstops Direct, Inc.

By: Paul Rogers

Name: Paul Rogers, Chief Operating Officer

SiriCOMM, Inc.

By: ____________________

Name: David N. Mendez, Executive Vice President